UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 25, 2006

AVALONBAY COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12672	77-0404318
(Commission File Number)	(I.R.S. Employer Identification No.)

2900 Eisenhower Avenue, Suite 300, Alexandria, Virginia	22314
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (703) 329-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       Other Events.

On September 18, 2006, AvalonBay Communities, Inc. (the “Company”) issued a press release announcing a public offering (the “Offering”) of an aggregate $250,000,000 principal amount of its 5.50% Medium Term Notes due 2012 (the “2012 Notes”) and an aggregate $250,000,000 principal amount of its 5.75% Medium Term Notes due 2016 (the “2016 Notes” and together with the 2012 Notes, the “Notes”).  The offering was made pursuant to a Prospectus Supplement dated September 18, 2006 and a Pricing Supplement dated September 19, 2006 relating to the Company’s Shelf Registration Statement on Form S-3 (File No. 333-132435).  The Terms Agreement, dated September 18, 2006, by and among the Company and the Agents named therein, is filed herewith as Exhibit 1.1, and the press release announcing the Offering is filed herewith as Exhibit 99.1.

The Notes were issued under an Indenture between the Company and U.S. Bank National Association, as trustee, dated as of January 16, 1998, as supplemented by a First Supplemental Indenture dated as of January 20, 1998, a Second Supplemental Indenture dated as of July 7, 1998, an Amended and Restated Third Supplemental Indenture dated as of July 10, 2000 and a Fourth Supplemental Indenture dated as of September 18, 2006.

Interest on the 2012 Notes is payable semi-annually on January 15 and July 15 beginning on January 15, 2007, and the Notes will mature on January 15, 2012.  Interest on the 2016 Notes is payable semi-annually on March 15 and September 15 beginning on March 15, 2007, and the Notes will mature on September 15, 2016.  The Company will use the net proceeds, after underwriting discounts and other transaction-related costs, of approximately $247 million from the sale of the 2012 Notes and $247 million from the sale of the 2016 Notes to reduce indebtedness outstanding under the Company’s unsecured revolving credit facility and for other corporate purposes.  Settlement occurred on September 25, 2006.

ITEM 9.01                                   Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
1.1*	Terms Agreement, dated September 18, 2006.
4.1*	Fourth Supplemental Indenture, dated September 18, 2006, between the Company and US Bank National Association.
5.1*	Legal Opinion of Goodwin Procter LLP, dated September 25, 2006.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
99.1*	Press Release of the Company, dated September 18, 2006.

*                    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	AVALONBAY COMMUNITIES, INC.

	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Terms Agreement, dated September 18, 2006.
4.1*	Fourth Supplemental Indenture, dated September 18, 2006, between the Company and US Bank National Association.
5.1*	Legal Opinion of Goodwin Procter LLP, dated September 25, 2006.
23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1).
99.1*	Press Release of the Company, dated September 18, 2006.

*                    Filed herewith.